                                                                    EXHIBIT 10.1



                             Accountants' Consent



The Shareholders
North Orlando Sports Promotions, Inc.

We consent to the use of our report dated September 24, 1999 incorporated herein by reference and in the Registration Statement of AuctionAnything.com on Form 10-SB.

                                        /s/ KPMG LLP

Orlando, Florida
November 10, 1999